
                                                               EXHIBIT (a)(1)(D)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                            TENDER OF COMMON SHARES

                                       OF

                        GULF INDONESIA RESOURCES LIMITED

    THE OFFER EXPIRES AT 6:00 P.M., NEW YORK TIME, ON FRIDAY, JULY 19, 2002,
                         UNLESS THE OFFER IS EXTENDED.

     As set forth under "THE OFFER -- Procedure for Tendering Shares" in Conoco
Canada's Offer to Purchase dated June 12, 2002 (the "Offer to Purchase"), this form must be used to accept the Offer (as defined below) if and to the extent that (i) certificates representing the common shares, par value U.S.$0.01 per share (the "Shares"), of Gulf Indonesia Resources Limited, a New Brunswick corporation, are not immediately available, (ii) the procedure for book-entry transfer set forth under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase cannot be complied with on a timely basis or (iii) time will not permit all required documents to be delivered to The Bank of New York (the
"Depositary") prior to the Expiration Date (as defined under "THE OFFER -- Terms of the Offer; Expiration Date" in the Offer to Purchase). To be effective, this form must be properly completed, duly executed and delivered by hand, overnight delivery or mail or transmitted by facsimile to the Depositary, at the addresses/numbers set forth below, prior to the Expiration Date and must include a guarantee by an Eligible Institution (as defined under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase). See "THE OFFER -- Procedure for
Tendering Shares" in the Offer to Purchase.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK
                            REORGANIZATION SERVICES

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
           By Mail:                      By Facsimile:          By Hand or Overnight Delivery:
        P.O. Box 11248                  (973) 247-4077                  One Wall Street
     Church Street Station        For confirmation telephone:             Third Floor
    New York, NY 10286-1248             (973) 247-4075                New York, NY 10286

     DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS BY FACSIMILE TO A NUMBER OTHER THAN THAT SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Conoco Canada Resources Limited, a Nova Scotia corporation and a wholly owned subsidiary of Conoco Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth under "THE
OFFER -- Procedure for Tendering Shares" in the Offer to Purchase.

Name(s) of Record Holder(s)

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                                  PLEASE PRINT

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                                  ADDRESS(ES)

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                              ZIP CODE/POSTAL CODE

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                     DAYTIME AREA CODE AND TELEPHONE NUMBER

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                           SIGNATURE(S) OF HOLDER(S)

Number of Shares

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Certificate Nos. (if available)

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(Check box if Shares will be tendered by book-entry transfer)

[ ] The Depository Trust Company

Account Number:
                  --------------------------------------------------------------

Dated:
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution (as defined under "THE
OFFER -- Procedure for Tendering Shares" in the Offer to Purchase), hereby guarantees delivery to the Depositary of the certificates representing the Shares tendered hereby, in proper form for transfer, or a book-entry confirmation (as defined under "THE OFFER -- Acceptance for Payment and Payment for Shares" in the Offer to Purchase) with respect to such Shares, together with a properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof), together with any required signature guarantees (or, in the case of a book entry transfer, an Agent's Message (as defined under "THE
OFFER -- Procedure for Tendering Shares" in the Offer to Purchase) in lieu of the Letter of Transmittal), and any other required documents, all within three trading days after the Expiration Date. A "trading day" is a day on which the New York Stock Exchange is open for business.

     Failure to comply with the foregoing could result in a financial loss to such Eligible Institution.

Name of Firm:

Address:
                                                            ZIP CODE/POSTAL CODE

Area Code and Telephone Number:
                              AUTHORIZED SIGNATURE

Name:
                              PLEASE TYPE OR PRINT

Title:

Dated:

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM. CERTIFICATES FOR
      SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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